Exhibit 4.9

Execution Version

Waste Connections, Inc.

and

its Subsidiaries

Third Supplement to Master Note Purchase Agreement

Dated as of June 11, 2015

Re:                                        $125,000,000 3.09%, Series 2015A, Senior Notes,

Tranche A, due August 20, 2022

$375,000,000 3.41%, Series 2015A, Senior Notes,

Tranche B, due August 20, 2025

WCN - Third Supplement to NPA - Conformed Signatures

Waste Connections, Inc.
3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380

Dated as of

June 11, 2015

To the Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This Third Supplement to Master Note Purchase Agreement (the “Supplement” or the “Third Supplement”) is between each of Waste Connections, Inc., a Delaware corporation (the “Company”), and its Subsidiaries party hereto (together with the Company, the “Obligors”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Recitals

A.           The Obligors have entered into the Master Note Purchase Agreement dated as of July 15, 2008 with the purchasers listed in Schedule A thereto and one or more supplements or amendments thereto (as heretofore amended and supplemented, the “Note Purchase Agreement”); and

B.           The Obligors desire to issue and sell, and the Purchasers desire to purchase, an additional series of Notes (as defined in the Note Purchase Agreement) pursuant to the Note Purchase Agreement and in accordance with the terms set forth below;

Now, Therefore, each Obligor and the Purchasers agree as follows:

1.          Authorization of the New Series of Notes. The Obligors have authorized the issue and sale of the following Senior Notes:

Issue	Series and/or Tranche	Aggregate Principal Amount	Interest Rate	Maturity Date

Senior Notes	Series 2015A, Tranche A (the “Tranche A Notes”)	$125,000,000	3.09%	August 20, 2022

Senior Notes	Series 2015A, Tranche B (the “Tranche B Notes”)	$375,000,000	3.41%	August 20, 2025

The Senior Notes described above are collectively referred to as the “Series 2015A Notes”. The Series 2015A Notes, together with the Series 2011A Notes issued pursuant to the Second Supplement to Master Note Purchase Agreement dated as of April 1, 2011 (the “Second Supplement”), the Series 2009A Notes issued pursuant to the First Supplement to Master Note Purchase Agreement dated as of October 26, 2009 (the “First Supplement”), and the Series 2008A Notes, initially issued pursuant to the Note Purchase Agreement, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Tranche A Notes and the Tranche B Notes shall be substantially in the forms set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Obligors.

2.          Sale and Purchase of Series 2015A Notes. Subject to the terms and conditions of this Supplement and the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Obligors will issue and sell to each of the Purchasers, and each of the Purchasers will purchase from the Obligors, at the Closing provided for in Section 3, Series 2015A Notes in the principal amount specified opposite their respective names in the attached Schedule A hereto at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.          Closing. The sale and purchase of the Series 2015A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603 at 10:00 a.m. Chicago time, at a closing (the “Closing”) on August 20, 2015.

At the Closing, the Obligors will deliver to each Purchaser the Series 2015A Notes to be purchased by such Purchaser in the form of a single Tranche A Note and/or Tranche B Note (or such greater number of notes of each tranche, as applicable, in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Obligors or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors in accordance with wire transfer instructions provided by the Company to such Purchaser pursuant to Section 4.10 of the Note Purchase Agreement. If, at the Closing, the Obligors shall fail to tender such Series 2015A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.          Conditions to Closing. The obligation of each Purchaser to purchase and pay for the Series 2015A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement (except that (1) all references to “Purchaser” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by the First Supplement, the Second Supplement and this Supplement, all references to the “Closing” therein shall be deemed to refer to the Closing as defined herein, and all references to “Notes” or “Series 2008A Notes” therein shall be deemed to refer to the Series 2015A Notes, and as hereafter modified, (2) the reference to Shartsis Friese LLP therein shall be deemed to refer to Latham & Watkins, LLP, counsel for the Obligors, and (3) the Memorandum, as defined in Section 5.3 of Exhibit A hereto, is deemed to be the “Memorandum” for purposes of the closing condition in Section 4.2 of the Note Purchase Agreement), and to the following additional conditions:

(a)          Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Obligors set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Closing and the Obligors shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)          Contemporaneously with the Closing, the Obligors shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2015A Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

(c)          No Change in Control or Control Event shall have occurred.

5.          Representations and Warranties of the Obligors. With respect to each of the representations and warranties contained in Section 5 of the Note Purchase Agreement, each Obligor represents and warrants to the Purchasers that, as of the date hereof, such representations and warranties are true and correct (A) except that all references to “Purchaser” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, and all references to “Notes” or “Series 2008A Notes” therein shall be deemed to refer to the Series 2015A Notes, and (B) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Exhibit A (and shall include an updated form of Section 5.3).

6.          Representations of the Purchasers. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2015A Notes to be purchased by it hereunder:

(a)          the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile, and the purchase is not part of an agreement, arrangement or understanding designed to benefit a “party in interest” (as that term is defined in ERISA section 3(14)) within the meaning of PTE 95-60; or

(b)          the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account and the Purchaser’s fixed contractual obligations otherwise meet the requirements for a “Guaranteed Benefit Policy” as defined in ERISA section 401(b)(2); or

(c)          the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38, and no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund , and the insurance company or bank agrees to maintain records and make such records available as required under PTE 90-1 Part III(b) and (c) or PTE 91-38 Part III(b) and (c); or

(d)          the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)          the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)          the Source is a governmental plan and there is no applicable law that prohibits or limits that plan’s purchase of Notes pursuant to this Supplement; or

(g)          the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)          the Source does not include assets of any employee benefit plan or Individual Retirement Account, other than a plan exempt from the coverage of ERISA.

As used in this paragraph 6, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.          Maturity of the Series 2015A Notes; Interest. There are no scheduled prepayments on any of the Series 2015A Notes. The entire unpaid principal amount of the Tranche A Notes shall become due and payable on August 20, 2022. The entire unpaid principal amount of the Tranche B Notes shall become due and payable on August 20, 2025. The Series 2015A Notes shall bear interest at the rates set forth therein.

8.          Definition of Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Series 2015A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2015A Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Series 2015A Note, the principal of such Series 2015A Note that is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series 2015A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2015A Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Series 2015A Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Series 2015A Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series 2015A Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Series 2015A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Series 2015A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Series 2015A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.          Definition of “Default Rate”. The term “Default Rate” means, with respect to the Series 2015A Notes, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Series 2015A Notes and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate.

10.         Applicability of Note Purchase Agreement. Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein, shall apply to the Series 2015A Notes as if expressly set forth in this Supplement and all references to “Notes” shall include the Series 2015A Notes. Without limiting the foregoing, each Obligor agrees to pay all costs and expenses incurred in connection with the initial filing of this Supplement and all related documents and financial information with the SVO provided that such costs and expenses with respect to the Series 2015A Notes shall not exceed $4,000. Capitalized terms used herein without definition have the respective meanings ascribed to them in the Note Purchase Agreement.

Prior to the occurrence of the Closing, (a) the term “holder” as used in Sections 7, 10.15 and 17 of the Note Purchase Agreement shall be deemed to include the Purchasers of the Series 2015A Notes to be issued at such Closing, and (b) for purposes of the term “Required Holders” as used in the Note Purchase Agreement, the Series 2015A Notes scheduled to be issued at such Closing shall be deemed to be outstanding.

11.         Governing Law.           This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, New York law, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

12.         Agreement to be Bound. The Obligors and each Purchaser, to the extent that it was not a party to the Note Purchase Agreement prior to the date of this Supplement, agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

[The remainder of this page is intentionally left blank.]

The execution hereof shall constitute a contract between the Obligors and the Purchaser(s) for the uses and purposes hereinabove set forth, and this Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

WASTE CONNECTIONS, INC.

ACE SOLID WASTE, INC.

ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.

ALASKA WASTE MAT-SU, LLC

ALASKA WASTE-INTERIOR, LLC

ALASKA WASTE-KENAI PENINSULA, LLC

AMERICAN DISPOSAL COMPANY, INC.

ANDERSON COUNTY LANDFILL, INC.

ANDERSON REGIONAL LANDFILL, LLC

ARKANSAS RECLAMATION COMPANY, LLC

AUSTIN LANDFILL HOLDINGS, INC.

BISON BUTTE ENVIRONMENTAL, LLC

BITUMINOUS RESOURCES, INC.

BRENT RUN LANDFILL, INC.

BROADACRE LANDFILL, INC.

BUTLER COUNTY LANDFILL, INC.

CALPET, LLC

CAMINO REAL ENVIRONMENTAL CENTER, INC.

CAPITAL REGION LANDFILLS, INC.

CARPENTER WASTE HOLDINGS, LLC

CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.

CHIMNEY BUTTE ENVIRONMENTAL L.L.C.

CHIQUITA CANYON, INC.

CHIQUITA CANYON, LLC

CLAY BUTTE ENVIRONMENTAL, LLC

CLIFTON ORGANICS, LLC

COLD CANYON LAND FILL, INC.

COLUMBIA RESOURCE CO., L.P.

COLUMBIA RIVER DISPOSAL, INC.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

By: /s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Signature page to Third Supplement to Master Note Purchase Agreement]

COUNTY WASTE — ULSTER, LLC

COUNTY WASTE AND RECYCLING SERVICE, INC.

COUNTY WASTE TRANSFER CORP.

CRI HOLDINGS, LLC

CURRY TRANSFER & RECYCLING, INC.

CWI ACQUISITION, LLC

D. M. DISPOSAL CO., INC.

DELTA CONTRACTS, LLC

DENVER REGIONAL LANDFILL, INC.

DIVERSIFIED BUILDINGS, L.L.C.

DNCS PROPERTIES, LLC

EAGLE FORD RECLAMATION COMPANY, LLC

EL PASO DISPOSAL, LP

ELKO SANITATION COMPANY

EMPIRE DISPOSAL, INC.

ENTECH ALASKA LLC

ENVIRONMENTAL TRUST COMPANY

EVERGREEN DISPOSAL, INC.

FINLEY-BUTTES LIMITED PARTNERSHIP

FINNEY COUNTY LANDFILL, INC.

FORT ANN TRANSFER STATION, LLC

FRONT RANGE LANDFILL, INC.

G & P DEVELOPMENT, INC.

GBUSA HOLDINGS, LLC

GOD BLESS THE USA, INCORPORATED

GREEN WASTE SOLUTIONS OF ALASKA, LLC

HARDIN SANITATION, INC.

HAROLD LEMAY ENTERPRISES, INCORPORATED

HIGH DESERT SOLID WASTE FACILITY, INC.

HUDSON VALLEY WASTE HOLDING, INC.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LACASSINE HOLDINGS, L.L.C.

LAKESHORE DISPOSAL, INC.

LAUREL RIDGE LANDFILL, L.L.C.

LEALCO, INC.

LFC, INC.

By: /s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Signature page to Third Supplement to Master Note Purchase Agreement]

LIGHTNING BUTTE ENVIRONMENTAL, LLC

LOUISIANA RECLAMATION COMPANY, L.L.C.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MBO, LLC

MDSI OF LA, INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY’S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

NORTHWEST CONTAINER SERVICES, INC.

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

POTRERO HILLS LANDFILL, INC.

PRAIRIE DISPOSAL, LLC

PRAIRIE LIQUIDS, LLC

PSI ENVIRONMENTAL SERVICES, INC.

PSI ENVIRONMENTAL SYSTEMS, INC.

R.A. BROWNRIGG INVESTMENTS, INC.

R.J.C. TRUCKING CO.

R360 ARTESIA, LLC

R360 CLACO, LLC

R360 ENVIRONMENTAL SOLUTIONS, LLC

R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.

R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC

R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC

R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC

R360 ES HOLDINGS, INC.

R360 HITCHCOCK, LLC

By: /s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Signature page to Third Supplement to Master Note Purchase Agreement]

R360 LOGISTICS, LLC

R360 OKLAHOMA, LLC

R360 PERMIAN BASIN, LLC

R360 RED BLUFF, LLC

R360 SHUTE CREEK, LLC

R360 SILO, LLC

R360 WILLISTON BASIN, LLC

RAILROAD AVENUE DISPOSAL, LLC

RED CARPET LANDFILL, INC.

RENSSELAER REGION LANDFILLS, INC.

RH FINANCIAL CORPORATION

RICH VALLEY, LLC

RKS HOLDING, CORP.

S.A. DUNN & COMPANY, LLC

SAN LUIS GARBAGE COMPANY

SANIPAC, INC.

SCOTT SOLID WASTE DISPOSAL COMPANY

SCOTT WASTE SERVICES, LLC

SEABREEZE RECOVERY, INC.

SECTION 18, LLC

SEDALIA LAND COMPANY

SHALE GAS SERVICES, LLC

SIERRA HOLDING GROUP, LLC

SIERRA PROCESSING, LLC

SILVER SPRINGS ORGANICS L.L.C.

SJ RECLAMATION, INC.

SKB (AUSTIN) ENVIRONMENTAL, LLC

SKB ENVIRONMENTAL, INC.

SKB RECYCLING, LLC

SMOKY BUTTE ENVIRONMENTAL, LLC

SOUTH COUNTY SANITARY SERVICE, INC.

STERLING AVENUE PROPERTIES, LLC

STUTZMAN REFUSE DISPOSAL INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

THUNDER BUTTE ENVIRONMENTAL, LLC

US LIQUIDS OF LA, L.P.

By: /s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Signature page to Third Supplement to Master Note Purchase Agreement]

VOORHEES SANITATION, L.L.C.

WASCO COUNTY LANDFILL, INC.

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.

WASTE CONNECTIONS OF ALABAMA, INC.

WASTE CONNECTIONS OF ALASKA, INC.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

WASTE CONNECTIONS OF CALIFORNIA, INC.

WASTE CONNECTIONS OF COLORADO, INC.

WASTE CONNECTIONS OF GEORGIA, INC.

WASTE CONNECTIONS OF IDAHO, INC.

WASTE CONNECTIONS OF ILLINOIS, INC.

WASTE CONNECTIONS OF IOWA, INC.

WASTE CONNECTIONS OF KANSAS, INC.

WASTE CONNECTIONS OF KENTUCKY, INC.

WASTE CONNECTIONS OF LEFLORE, LLC

WASTE CONNECTIONS OF LOUISIANA, INC.

WASTE CONNECTIONS OF MINNESOTA, INC.

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC

WASTE CONNECTIONS OF MISSISSIPPI, INC.

WASTE CONNECTIONS OF MONTANA, INC.

WASTE CONNECTIONS OF NEBRASKA, INC.

WASTE CONNECTIONS OF NEW MEXICO, INC.

WASTE CONNECTIONS OF NORTH CAROLINA, INC.

WASTE CONNECTIONS OF NORTH DAKOTA, INC.

WASTE CONNECTIONS OF OKLAHOMA, INC.

WASTE CONNECTIONS OF OREGON, INC.

WASTE CONNECTIONS OF SOUTH CAROLINA, INC.

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.

WASTE CONNECTIONS OF TENNESSEE, INC.

WASTE CONNECTIONS OF TEXAS, LLC

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.

WASTE CONNECTIONS OF UTAH, INC.

WASTE CONNECTIONS OF WASHINGTON, INC.

WASTE CONNECTIONS OF WYOMING, INC.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE REDUCTION SERVICES, L.L.C.

By: /s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Signature page to Third Supplement to Master Note Purchase Agreement]

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

WCI AUSTIN LANDFILL, LLC

WCI-WHITE OAKS LANDFILL, INC.

WEST BANK ENVIRONMENTAL SERVICES, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

WYOMING ENVIRONMENTAL SERVICES, INC.

YAKIMA WASTE SYSTEMS, INC.

By: /s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company

By: Northwestern Mutual Investment Management Company, LLC, its investment adviser

By: /s/ David A. Barras
Name:	David A. Barras
Title:	Managing Director

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By: /s/ David A. Barras
Name:	David A. Barras
Title:	Authorized Representative

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

The Variable Annuity Life Insurance Company
The United States Life Insurance Company in the City of New York
American General Life Insurance Company

By: AIG Asset Management (U.S.), LLC, as Investment Advsier

By: /s/ Gerald F. Herman
Name:	Gerald F. Herman
Title:	Managing Director

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Jackson National Life Insurance Company

By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By: /s/ Luke S. Stifflear
Name:	Luke S. Stifflear
Title:	Sr. Managing Director

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

State Farm Life Insurance Company

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Senior Investment Officer – Fixed Income

By: /s/ Jeffrey Attwood
Name:	Jeffrey Attwood
Title:	Investment Officer

State Farm Life and Accident Assurance Company

By: /s/ Julie Hoyer
Name:	Julie Hoyer
Title:	Senior Investment Officer – Fixed Income

By: /s/ Jeffrey Attwood
Name: Jeffrey Attwood
Title:	Investment Officer

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

AXA Equitable Life Insurance Company

By: /s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Horizon Blue Cross Blue Shield of New Jersey

By: AllianceBernstein LP, its Investment Advisor

By: /s/ Amy Judd
Name:	Amy Judd
Title:	Senior Vice President

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Genworth Life and Annuity Insurance Company

By: /s/ Anne Finucane
Name: Anne Finucane
Title: Investment Officer

Genworth Mortgage Insurance Corporation

By: /s/ Anne Finucane
Name: Anne Finucane
Title: Investment Officer

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

RiverSource Life Insurance Company

By: /s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President - Investments

RiverSource Life Insurance Co. of New York

By: /s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President - Investments

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Principal Life Insurance Company

By: Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By: /s/ Joellen J. Watts
Name: Joellen J. Watts
Title: Counsel

By: /s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Modern Woodmen of America

By: /s/ Brett M. Van
Name: Brett M. Van
Title: Treasurer & Investment Manager

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Voya Retirement Insurance and Annuity Company
Voya Insurance and Annuity Company
Reliastar Life Insurance Company
Security Life of Denver Insurance Company

By: Voya Investment Management LLC,
as Agent

By: /s/ Fitzhugh Wickham
Name: Fitzhugh Wickham
Title: Vice President

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

American United Life Insurance Company

By: /s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

The State Life Insurance Company

By: American United Life Insurance Company
Its: Agent

By: /s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

National Life Insurance Company

By: /s/ Chris P. Gudmastad
Name: Chris P. Gudmastad, CFA
Title: Assistant Vice President
Sentinel Asset Management, Inc.

Life Insurance Company of the Southwest

By: /s/ Chris P. Gudmastad
Name: Chris P. Gudmastad, CFA
Title: Assistant Vice President
Sentinel Asset Management, Inc.

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Woodmen of the World Life Insurance Society

By: /s/ Shawn Bengtson
Name: Shawn Bengtson
Title: Vice President Investment

By: /s/ Dean Holdsworth
Name: Dean Holdsworth
Title: Director, Mortgage Loan/Real Estate

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

American Family Life Insurance Company

By: /s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Travelers Casualty and Surety Company of America

By: /s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Southern Farm Bureau Life Insurance
Company

By: /s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

[Signature page to Third Supplement to Master Note Purchase Agreement]

Accepted as of the date first written above.

Country Life Insurance Company
Country Mutual Insurance Company

By: /s/ John Jacobs
Name: John Jacobs
Title: Director — Fixed Income

[Signature page to Third Supplement to Master Note Purchase Agreement]

Information Relating To Purchasers

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

The Northwestern Mutual Life Insurance	A	$20,000,000
Company	B	$63,300,000
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Schedule A

(to Third Supplement to Master Note Purchase Agreement)

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202	B	$1,700,000

A-2

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

American General Life Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$45,000,000

A-3

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

The Variable Annuity Life Insurance Company c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$20,000,000

A-4

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

The United States Life Insurance Company in the City of New York c/o AIG Asset Management (U.S.), LLC 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019	B	$10,000,000

A-5

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	B	$20,000,000

A-6

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	B	$20,000,000

A-7

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	B	$15,000,000

A-8

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
State Farm Life Insurance Company One State Farm Plaza Bloomington, Illinois 61710	A B	$14,000,000 $34,000,000

A-9

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
State Farm Life and Accident Assurance Company	A	$1,000,000
One State Farm Plaza	B	$1,000,000
Bloomington, Illinois 61710

A-10

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
AXA Equitable Life Insurance Company 525 Washington Blvd., 34th Floor Jersey City, New Jersey 07310 Attention: Lynn Garofalo Telephone Number: (201) 743-6634	B	$29,000,000

A-11

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
AXA Equitable Life Insurance Company 525 Washington Blvd., 34th Floor Jersey City, New Jersey 07310 Attention: Lynn Garofalo Telephone Number: (201) 743-6634	B	$3,000,000

A-12

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Horizon Blue Cross Blue Shield of New Jersey c/o Alliance Capital Management 1345 Avenue of the Americas New York, NY 10105 Attention: Angel Salazar/Cosmo Valente, Insurance Operations Telephone Numbers: 212-969-2491 or 212-969-6384	B	$3,000,000

A-13

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Genworth Mortgage Insurance Corporation c/o Genworth Financial, Inc. 3001 Summer Street Stamford, Connecticut 06905	A	$5,000,000 $5,000,000

A-14

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Genworth Life and Annuity Insurance Company c/o Genworth Financial, Inc. 3001 Summer Street Stamford, Connecticut 06905	A	$7,000,000

A-15

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Genworth Life and Annuity Insurance Company c/o Genworth Financial, Inc. 3001 Summer Street Stamford, Connecticut 06905	A	$3,000,000

A-16

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Genworth Life and Annuity Insurance Company c/o Genworth Financial, Inc. 3001 Summer Street Stamford, Connecticut 06905	B	$5,000,000

A-17

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Genworth Life and Annuity Insurance Company c/o Genworth Financial, Inc. 3001 Summer Street Stamford, Connecticut 06905	B	$5,000,000

A-18

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

RiverSource Life Insurance Company (942) Columbia Management Investment Advisers, LLC Attention: Fixed Income Investment Department – Private Placements 216 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 612-671-2400 Facsimile: 612-671-2180	A	$20,000,000

A-19

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

RiverSource Life Insurance Company (945) Columbia Management Investment Advisers, LLC Attention: Fixed Income Investment Department – Private Placements 216 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 612-671-2400 Facsimile: 612-671-2180	A	$5,000,000

A-20

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

RiverSource Life Insurance Company (944) Columbia Management Investment Advisers, LLC Attention: Fixed Income Investment Department – Private Placements 216 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 612-671-2400 Facsimile: 612-671-2180	A	$3,000,000

A-21

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

RiverSource Life Insurance Company (902) Columbia Management Investment Advisers, LLC Attention: Fixed Income Investment Department – Private Placements 216 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 612-671-2400 Facsimile: 612-671-2180	A	$2,000,000

A-22

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Principal Life Insurance Company Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street, G-26 Des Moines, IA 50392-0800 Email: Privateplacements2@exchange.principal.com	A A A A A B B B B B B	$2,000,000 $2,000,000 $1,000,000 $1,000,000 $1,000,000 $5,000,000 $3,000,000 $2,000,000 $2,000,000 $2,000,000 $1,000,000

A-23

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Principal Life Insurance Company Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street, G-26 Des Moines, IA 50392-0800 Email: Privateplacements2@exchange.principal.com	A B	$3,000,000 $5,000,000

A-24

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased

Modern Woodmen of America Attn: Investment Department 1701 First Avenue Rock Island, IL 61201 investments@modern-woodmen.org Fax: (309) 793-5574	B	$20,000,000

A-25

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Voya Retirement Insurance and Annuity Company Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A	$8,400,000

A-26

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Voya Insurance and Annuity Company Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A	$6,400,000

A-27

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Security Life of Denver Insurance Company Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A	$2,000,000

A-28

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Voya Insurance and Annuity Company Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A	$1,900,000

A-29

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Reliastar Life Insurance Company Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A	$1,200,000

A-30

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Security Life of Denver Insurance Company Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A	$100,000

A-31

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
American United Life Insurance Company Attention: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, Indiana 46206	A B	$3,000,000 $8,000,000

A-32

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
The State Life Insurance Company c/o American United Life Insurance Company Attention: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, Indiana 46206	B	$7,000,000

A-33

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
National Life Insurance Company One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: privateinvestments@sentinelinvestments.com	A B	$3,000,000 $5,000,000

A-34

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
National Life Insurance Company One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: privateinvestments@sentinelinvestments.com	B	$4,000,000

A-35

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, Vermont 05604 Attention: Private Placements Fax Number: (802) 223-9332 E-mail: privateinvestments@sentinelinvestments.com	B	$6,000,000

A-36

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Woodmen of the World Life Insurance Society Attn: Kim Parrott 1700 Farnam Street Omaha, Nebraska 68102 kparrott@woodmen.org	B	$10,000,000

A-37

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	A B	$1,500,000 $3,750,000

A-38

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	A B	$400,000 $1,000,000

A-39

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
American Family Life Insurance Company 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	A B	$100,000 $250,000

A-40

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. Attn: Fixed Income Dept 385 Washington Street St. Paul, Minnesota 55102-1396 E-mail: fixedincomeinvestments@travelers.com	B	$7,000,000

A-41

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department	A B	$2,000,000 $3,000,000

A-42

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Country Life Insurance Company 1705 N Towanda Avenue Bloomington, Illinois 61702 Attention: Investments Telephone: (309) 821-6260; Fax: (309) 821-6301 PrivatePlacements@countryfinancial.com	B	$4,000,000

A-43

Name of and Address of Purchaser	Tranche of Notes	Principal Amount of Notes to be Purchased
Country Mutual Insurance Company 1705 N Towanda Avenue Bloomington, Illinois 61702 Attention: Investments Telephone: (309) 821-6260; Fax: (309) 821-6301 PrivatePlacements@countryfinancial.com	B	$1,000,000

A-44

Supplemental Representations

Each Obligor represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series 2015A Notes with the same force and effect as if each reference to “Series 2008A Notes” set forth therein was modified to refer to the “Series 2015A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement, the Second Supplement and the Third Supplement. Capitalized terms used herein without definition herein or in the First Supplement or the Second Supplement have the respective meanings ascribed to them in the Note Purchase Agreement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement, where similar sections exist, which are supplemented hereby:

Section 5.1. Organization; Power and Authority. Each Obligor is a corporation, partnership, limited liability company or similar business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate (or equivalent company or partnership) power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Supplement and the Series 2015A Notes and to perform the provisions hereof and thereof.

Section 5.3. Disclosure. The Private Placement Memorandum dated May 2015, including the filings made by the Company with the U.S. Securities and Exchange Commission that are incorporated therein by reference (collectively, the “Memorandum”) fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. The Note Purchase Agreement (as amended and supplemented to date), the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby, and the financial statements described on Schedule 5.5 to the Third Supplement (the Note Purchase Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2014, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Obligors that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Exhibit A

(to Third Supplement to Master Note Purchase Agreement)

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 to the Third Supplement contains (except as noted therein) complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof and the jurisdiction of its organization, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers. Each of the Obligors (other than the Company) are wholly-owned by the Company, either directly or indirectly through one or more wholly-owned Subsidiaries.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 to the Third Supplement as being owned by the Obligors have been validly issued, are fully paid and nonassessable and are owned by the Company or another Obligor free and clear of any Lien (except as otherwise disclosed in Schedule 5.4 to the Third Supplement).

(c) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than the Note Purchase Agreement, the Bank Credit Agreement, the agreements listed on Schedule 5.4 to the Third Supplement and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Obligors or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries described on Schedule 5.5 to the Third Supplement. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified therein and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.9. Taxes. The Obligors have filed all tax returns that are required to have been filed in any jurisdiction (unless, and only to the extent that, such Obligor has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which any Obligor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. None of the Obligors knows of any basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of Obligors have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2010.

A-2

Section 5.13. Private Offering by the Obligors. None of the Obligors nor anyone acting on its behalf has offered the Series 2015A Notes, or any securities required to be integrated under any federal or state securities laws, for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 60 other Institutional Investors, each of which has been offered the Series 2015A Notes at a private sale for investment. None of the Obligors nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2015A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Series 2015A Notes to refinance existing Indebtedness and for general corporate purposes of the Obligors, which may include acquisitions. No part of the proceeds from the sale of the Series 2015A Notes pursuant to the Third Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligors in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness. Except as described therein, Schedule 5.15 to the Third Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of May 31, 2015 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Obligors. None of the Obligors is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of any Obligor, and no event or condition exists with respect to any Indebtedness of any Obligor that, in each case, (i) has existed for such period of time as would permit (after the giving of appropriate notice, if required) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment and (ii) would reasonably be expected to have a Material Adverse Effect.

(b) Except as disclosed in Schedule 5.15 to the Third Supplement, none of the Obligors has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

A-3

(c) None of the Obligors are a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of any Obligor, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except the Bank Credit Agreement and as otherwise specifically indicated in Schedule 5.15 to the Third Supplement.

A-4

SCHEDULE 5.4

Subsidiaries

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
ACE SOLID WASTE, INC.	Minnesota	Corporation
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Corporation
Alaska Waste-Interior, LLC	Alaska	Limited Liability Company
Alaska waste-kenai Peninsula, llc	Alaska	Limited Liability Company
alaska waste mat-su, LLC	Alaska	Limited Liability Company
AMERICAN DISPOSAL COMPANY, INC.	Washington	Corporation
ANDERSON COUNTY LANDFILL, INC.	Delaware	Corporation
ANDERSON REGIONAL LANDFILL, LLC	Delaware	Limited Liability Company
ARKANSAS RECLAMATION COMPANY, LLC	Arkansas	Limited Liability Company
AUSTIN LANDFILL HOLDINGS, INC.	Delaware	Corporation
BISON BUTTE ENVIRONMENTAL, LLC	Minnesota	Limited Liability Company
BITUMINOUS RESOURCES, INC.	Kentucky	Corporation
BRENT RUN LANDFILL, INC.	Delaware	Corporation
BROADACRE LANDFILL, INC.	Colorado	Corporation
BUTLER COUNTY LANDFILL, INC.	Nebraska	Corporation
CALPET, LLC	Wyoming	Limited Liability Company
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico	Corporation
CAPITAL REGION LANDFILLS, INC.	New York	Corporation
Carpenter Waste Holdings, LLC	New York	Limited Liability Company
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina	Corporation

Schedule 5.4

(to Third Supplement to Master Note Purchase Agreement)

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.	Minnesota	Limited Liability Company
CHIQUITA CANYON, INC.	Delaware	Corporation
CHIQUITA CANYON, LLC	Delaware	Limited Liability Company
CLAY BUTTE ENVIRONMENTAL, LLC	Minnesota	Limited Liability Company
Clifton Organics, LLC	New York	Limited Liability Company
COLD CANYON LAND FILL, INC.	California	Corporation
COLUMBIA RESOURCE CO., L.P.	Washington	Limited Partnership
COLUMBIA RIVER DISPOSAL, INC.	Washington	Corporation
COMMUNITY REFUSE DISPOSAL INC.	Nebraska	Corporation
CONTRACTORS WASTE SERVICES, INC.	Kentucky	Corporation
CORRAL DE PIEDRA LAND COMPANY	California	Corporation
County Waste — Ulster, LLC	New York	Limited Liability Company
COUNTY WASTE AND RECYCLING SERVICE, INC.	New York	Corporation
COUNTY WASTE TRANSFER CORP.	New York	Corporation
CRI HOLDINGS, LLC	Delaware	Limited Liability Company
CURRY TRANSFER & RECYCLING, INC.	Oregon	Corporation
CWI ACQUISITION, LLC	North Carolina	Limited Liability Company
D. M. DISPOSAL CO., INC.	Washington	Corporation
DELTA CONTRACTS, LLC	Delaware	Limited Liability Company
DENVER REGIONAL LANDFILL, INC.	Colorado	Corporation
DIVERSIFIED BUILDINGS, L.L.C.	Kansas	Limited Liability Company
DNCS PROPERTIES, LLC	Arizona	Limited Liability Company

5.4-6

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
EAGLE FORD RECLAMATION COMPANY, LLC	Texas	Limited Liability Company
EL PASO DISPOSAL, LP	Texas	Limited Partnership
ELKO SANITATION COMPANY	Nevada	Corporation
EMPIRE DISPOSAL, INC.	Washington	Corporation
ENTECH ALASKA LLC	Alaska	Limited Liability Company
ENVIRONMENTAL TRUST COMPANY	Tennessee	Corporation
EVERGREEN DISPOSAL, INC.	Montana	Corporation
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Limited Partnership
FINNEY COUNTY LANDFILL, INC.	Delaware	Corporation
Fort Ann Transfer Station, LLC	New York	Limited Liability Company
FRONT RANGE LANDFILL, INC.	Delaware	Corporation
G & P DEVELOPMENT, INC.	Nebraska	Corporation
GBUSA HOLDINGS, LLC	North Carolina	Limited Liability Company
GOD BLESS THE USA, INCORPORATED	North Carolina	Corporation
GREEN WASTE SOLUTIONS OF ALASKA, LLC	Alaska	Limited Liability Company
HARDIN SANITATION, INC.	Idaho	Corporation
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	Corporation
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico	Corporation
HUDSON VALLEY WASTE HOLDING, INC.	Delaware	Corporation
ISLAND DISPOSAL, INC.	Washington	Corporation
J BAR J LAND, INC.	Nebraska	Corporation
LACASSINE HOLDINGS, L.L.C.	Louisiana	Limited Liability Company
LAKESHORE DISPOSAL, INC.	Idaho	Corporation
LAUREL RIDGE LANDFILL, L.L.C.	Delaware	Limited Liability Company

5.4-7

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
LEALCO, INC.	Texas	Corporation
LFC, INC.	Delaware	Corporation
LIGHTNING BUTTE ENVIRONMENTAL, LLC	Minnesota	Limited Liability Company
LOUISIANA RECLAMATION COMPANY, L.L.C.	Louisiana	Limited Liability Company
MADERA DISPOSAL SYSTEMS, INC.	California	Corporation
MAMMOTH DISPOSAL COMPANY	California	Corporation
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington	Corporation
MASON COUNTY GARBAGE CO., INC.	Washington	Corporation
MBO, LLC	Delaware	Limited Liability Company
MDSI OF LA, INC.	California	Corporation
MILLENNIUM WASTE INCORPORATED	Indiana	Corporation
MISSION COUNTRY DISPOSAL	California	Corporation
MORRO BAY GARBAGE SERVICE	California	Corporation
MURREY’S DISPOSAL COMPANY, INC.	Washington	Corporation
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska	Corporation
NOBLES COUNTY LANDFILL, INC.	Minnesota	Corporation
NORTHWEST CONTAINER SERVICES, INC.	Oregon	Corporation
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma	Corporation
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware	Corporation
OSAGE LANDFILL, INC.	Oklahoma	Corporation
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC	Washington	Limited Liability Company
POTRERO HILLS LANDFILL, INC.	California	Corporation
PRAIRIE DISPOSAL, LLC	North Dakota	Limited Liability Company
PRAIRIE LIQUIDS, LLC	Delaware	Limited Liability Company
PSI ENVIRONMENTAL SERVICES, INC.	Indiana	Corporation
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	Corporation

5.4-8

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Corporation
R.J.C. TRUCKING CO.	Oregon	Corporation
R360 ARTESIA, LLC	Delaware	Limited Liability Company
R360 CLACO, LLC	Delaware	Limited Liability Company
R360 ENVIRONMENTAL SOLUTIONS, LLC	Delaware	Limited Liability Company
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.	Delaware	Corporation
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC	Delaware	Limited Liability Company
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC	Delaware	Limited Liability Company
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC	Delaware	Limited Liability Company
R360 ES HOLDINGS, INC.	Delaware	Corporation
R360 HITCHCOCK, LLC	Delaware	Limited Liability Company
R360 LOGISTICS, LLC	Delaware	Limited Liability Company
R360 OKLAHOMA, LLC	Delaware	Limited Liability Company
R360 PERMIAN BASIN, LLC	New Mexico	Limited Liability Company
R360 RED BLUFF, LLC	Texas	Limited Liability Company
R360 SHUTE CREEK, LLC	Delaware	Limited Liability Company
R360 SILO, LLC	Delaware	Limited Liability Company
R360 WILLISTON BASIN, LLC	Delaware	Limited Liability Company
RAILROAD AVENUE DISPOSAL, LLC	Delaware	Limited Liability Company
RED CARPET LANDFILL, INC.	Oklahoma	Corporation

5.4-9

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
RENSSELAER REGION LANDFILLS, INC.	Delaware	Corporation
RH FINANCIAL CORPORATION	Washington	Corporation
RICH VALLEY, LLC	Minnesota	Limited Liability Company
RKS HOLDING, CORP.	New York	Corporation
S.A. DUNN & COMPANY, LLC	New York	Limited Liability Company
SAN LUIS GARBAGE COMPANY	California	Corporation
SANIPAC, INC.	Oregon	Corporation
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Corporation
SCOTT WASTE SERVICES, LLC	Kentucky	Limited Liability Company
SEABREEZE RECOVERY, INC.	Delaware	Corporation
SECTION 18, LLC	Minnesota	Limited Liability Company
SEDALIA LAND COMPANY	Colorado	Corporation
SHALE GAS SERVICES, LLC	Arkansas	Limited Liability Company
Sierra Holding Group, LLC	New York	Limited Liability Company
Sierra Processing, LLC	New York	Limited Liability Company
SILVER SPRINGS ORGANICS L.L.C.	Washington	Limited Liability Company
SJ RECLAMATION, INC.	Delaware	Corporation
SKB (AUSTIN) ENVIRONMENTAL, LLC	Minnesota	Limited Liability Company
SKB ENVIRONMENTAL, INC.	Minnesota	Corporation
SKB RECYCLING, LLC	Minnesota	Limited Liability Company
SMOKY BUTTE ENVIRONMENTAL, LLC	Minnesota	Limited Liability Company
SOUTH COUNTY SANITARY SERVICE, INC.	California	Corporation
Sterling Avenue Properties, LLC	New York	Limited Liability Company

5.4-10

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
STUTZMAN REFUSE DISPOSAL INC.	Kansas	Corporation
TACOMA RECYCLING COMPANY, INC.	Washington	Corporation
TENNESSEE WASTE MOVERS, INC.	Delaware	Corporation
THUNDER BUTTE ENVIRONMENTAL, LLC	Minnesota	Limited Liability Company
US LIQUIDS OF LA, L.P.	Delaware	Limited Partnership
VOORHEES SANITATION, L.L.C.	Idaho	Limited Liability Company
WASCO COUNTY LANDFILL, INC.	Delaware	Corporation
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware	Corporation
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF ALASKA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware	Corporation
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Corporation
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	Corporation
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Corporation
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Corporation
WASTE CONNECTIONS OF IOWA, INC.	Iowa	Corporation
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Corporation
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Corporation
WASTE CONNECTIONS OF LEFLORE, LLC	Mississippi	Limited Liability Company
WASTE CONNECTIONS OF LOUISIANA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Corporation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi	Limited Liability Company
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Corporation
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Corporation

5.4-11

Name of Subsidiary	STATE OF FORMATION	ENTITY TYPE
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Corporation
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF NORTH DAKOTA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	Corporation
WASTE CONNECTIONS OF OREGON, INC.	Oregon	Corporation
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware	Corporation
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	Corporation
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Corporation
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	Limited Liability Company
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.	California	Corporation
WASTE CONNECTIONS OF UTAH, INC.	Delaware	Corporation
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Corporation
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	Corporation
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.	Oregon	Corporation
WASTE REDUCTION SERVICES, L.L.C.	Oregon	Limited Liability Company
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi	Corporation
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware	Limited Liability Company
WCI AUSTIN LANDFILL, LLC	Minnesota	Limited Liability Company
WCI-WHITE OAKS LANDFILL, INC.	Delaware	Corporation
WEST BANK ENVIRONMENTAL SERVICES, INC.	Indiana	Corporation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Corporation
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana	Corporation
YAKIMA WASTE SYSTEMS, INC.	Washington	Corporation

5.4-12

Excluded Subsidiaries

COMPANY	STATE OF FORMATION	ENTITY TYPE
ECOSORT, L.L.C.	Oregon	Limited Liability Company
WEST VALLEY COLLECTION & RECYCLING, LLC	California	Limited Liability Company

Affiliates

None.

5.4-13

Officers of Waste Connections, Inc.

Name	Office
Ronald J. Mittelstaedt	Chairman and Chief Executive Officer
Steven F. Bouck	President
Worthing F. Jackman	Executive Vice President and Chief Financial Officer
Darrell W. Chambliss	Executive Vice President and Chief Operating Officer
David G. Eddie	Senior Vice President Chief Accounting Officer
David M. Hall	Senior Vice President – Sales and Marketing
James M. Little	Senior Vice President – Engineering and Disposal
Patrick J. Shea	Senior Vice President, General Counsel and Secretary
Eric O. Hansen	Vice President – Chief Information Officer
Matthew S. Black	Vice President and Chief Tax Officer
Robert M. Cloninger	Vice President, Deputy General Counsel and Assistant Secretary
Susan R. Netherton	Vice President – People, Training and Development
Scott I. Schreiber	Vice President – Disposal Operations
Gregory Thibodeaux	Vice President – Maintenance and Fleet Management
Mary Anne Whitney	Vice President – Finance
Richard K. Wojahn	Vice President – Business Development

Directors of Waste Connections, Inc.

Ronald J. Mittelstaedt
Robert H. Davis
Edward E. Guillet
Michael W. Harlan
William J. Razzouk

5.4-14

List of Restrictive Agreements of any Subsidiary

Pursuant to Section 5.4(c) as set forth in Exhibit A to the Third Supplement

1.	None.

5.4-15

SCHEDULE 5.5

Financial Statements

1.	Financial Statements set forth in the Company’s Form 10-Q for the period ended March 31, 2015.
2.	Financial Statements set forth in the Company’s Form 10-K for the period ended December 31, 2014.
3.	Financial Statements set forth in the Company’s Form 10-K for the period ended December 31, 2013.
4.	Financial Statements set forth in the Company’s Form 10-K for the period ended December 31, 2012.
5.	Financial Statements set forth in the Company’s Form 10-K for the period ended December 31, 2011.
6.	Financial Statements set forth in the Company’s Form 10-K for the period ended December 31, 2010.

Schedule 5.5

(to Third Supplement to Master Note Purchase Agreement)

SCHEDULE 5.15

Existing Indebtedness

Lender	Borrower	Principal Amount Outstanding (US$)	Present Value (US$)	Collateral	Guaranty Other than Obligor
Credit Facility Banks	Waste Connections, Inc.	506,000,000	506,000,000	Unsecured
Term Loan Facility Banks	Waste Connections, Inc.	800,000,000	800,000,000
California Pollution Control Financing Authority	Waste Connections, Inc.	15,500,000	15,500,000
Washington Economic Development Finance Authority	Harold LeMay Enterprises, Incorporated	15,930,000	15,930,000
SEI Solid Waste, Inc.	Waste Connections of California, Inc.	1,750,000	879,440
Michael L. Zupan	Waste Connections of Colorado, Inc.	308,333	260,479
Commencement Bay Guardianship Services	LeMay Enterprises, Inc.	854,075	659,832
Antonio M. Totorica	Lakeshore Disposal, Inc.	17,500	16,355	All Assets and Vehicles
Brenda Totorica	Lakeshore Disposal, Inc.	17,500	16,355	All Assets and Vehicles

Schedule 5.15

(to Third Supplement to Master Note Purchase Agreement)

Lender	Borrower	Principal Amount Outstanding (US$)	Present Value (US$)	Collateral	Guaranty Other than Obligor
Craig and Linda Van Bockern	Waste Connections of South Dakota, Inc.	200,000	164,171
Stutzman Trusts	Waste Connections of Kansas, Inc.	1,000,000	1,000,000
Paul and Brenda Pennington	Waste Connections of Tennessee, Inc.	725,000	599,671	Deed of Trust
Blue Star Holdings, Inc.	Waste Connections, Inc.	2,150,000	1,063,483
Private Placement Senior Note Holders	Waste Connections, Inc.	175,000,000	175,000,000
Private Placement Senior Note Holders	Waste Connections, Inc.	175,000,000	175,000,000
Private Placement Senior Note Holders	Waste Connections, Inc.	250,000,000	250,000,000
Town of Colonie	Capital Regional Landfills, Inc.	2,875,000	2,808,132
Adrian Holman and Bryce Karger	R360 Permian Basin, LLC	7,500,000	5,088,322
Total Existing Indebtedness		1,954,827,408	1,949,986,240

5.15-18

SCHEDULE 10.2

Existing Liens

See Schedule 5.15 for Indebtedness secured by Collateral.

Schedule 10.2

(to Third Supplement to Master Note Purchase Agreement)

[Form of Tranche A Note]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR AN EXEMPTION FROM SUCH REGISTRATIONS AND/OR QUALIFICATIONS IS AVAILABLE UNDER SUCH ACT AND SUCH LAWS. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE REGISTERED IN ITS NAME (OR THE NAME OF ITS NOMINEE), WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS SET FORTH IN THE AGREEMENT PURSUANT TO WHICH THIS NOTE WAS ISSUED.

Waste Connections, Inc.
and its Subsidiaries

3.09% Senior Note, Series 2015A, Tranche A, due August 20, 2022

No. RA- [_____]	[Date]
$[_______]	PPN [___________]

For Value Received, each of the undersigned, Waste Connections, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, and its Subsidiaries signatory below, jointly and severally hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on August 20, 2022, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.09% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with February 20, 2016, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.09% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(a)

(to Third Supplement to Master Note Purchase Agreement)

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of July 15, 2008 (as from time to time amended, modified or supplemented, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.1 of the Note Purchase Agreement and paragraph 6 of the Third Supplement to Master Note Purchase Agreement dated as of June 11, 2015, between the Obligors and the Purchasers named therein. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Waste Connections, Inc.
[Names of other Obligors]

By
Name:
Title:

1(a)- 2

[Form of Tranche B Note]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR AN EXEMPTION FROM SUCH REGISTRATIONS AND/OR QUALIFICATIONS IS AVAILABLE UNDER SUCH ACT AND SUCH LAWS. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE REGISTERED IN ITS NAME (OR THE NAME OF ITS NOMINEE), WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS SET FORTH IN THE AGREEMENT PURSUANT TO WHICH THIS NOTE WAS ISSUED.

Waste Connections, Inc.
and its Subsidiaries

3.41% Senior Note, Series 2015A, Tranche B, due August 20, 2025

No. RB- [_____]	[Date]
$[_______]	PPN [___________]

For Value Received, each of the undersigned, Waste Connections, Inc. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, and its Subsidiaries signatory below, jointly and severally hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on August 20, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.41% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with February 20, 2016, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.41% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(b)

(to Third Supplement to Master Note Purchase Agreement)

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of July 15, 2008 (as from time to time amended, modified or supplemented, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.1 of the Note Purchase Agreement and paragraph 6 of the Third Supplement to Master Note Purchase Agreement dated as of June 11, 2015, between the Obligors and the Purchasers named therein. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Waste Connections, Inc.
[Names of other Obligors]

By
Name:
Title:

1(b)- 2